UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2012 (January 12, 2012)

ORBCOMM Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33118	41-2118289
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2115 Linwood Avenue, Suite 100 Fort Lee, New Jersey		07024
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (201) 363-4900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

This Amendment No. 1 to Current Report on Form 8-K/A (“Amendment”) is being filed to amend Item 9.01 of the Current Report on Form 8-K filed on January 19, 2012 (the “January Form 8-K”) by ORBCOMM Inc. (“ORBCOMM”). This Amendment provides the historical financial statements of the PAR Logistics Management Systems Corporation (“LMS”) a wholly-owned subsidiary of PAR Technology Corporation business acquired as required by Item 9.01(a) and the unaudited pro forma financial information required by Item 9.01(b), which financial statements and information were not included in the January Form 8-K in accordance with Items 9.01(a)(4) and 9.01(b)(2). No other modification to the January Form 8-K is being made by this Amendment.

Item	9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired.

The audited financial statements of the acquired LMS business as of December 31, 2011 and 2010 and for the years ended December 31, 2011 and 2010 filed as Exhibit 99.1 to this Amendment are incorporated herein by reference.

(b) Unaudited Pro Forma Condensed Combined Financial Information.

The following unaudited pro forma financial information of ORBCOMM filed as Exhibit 99.2 to this Amendment is incorporated herein by reference:

(i)	Introductory note;

(ii)	Unaudited Pro Forma Condensed Combined Balance Sheet as of December 31, 2011;

(iii)	Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2011; and

(iv)	Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

(d) Exhibits.

23.1	Consent of KPMG LLP

99.1	Historical financial statements of the acquired LMS business.

99.2	Unaudited pro forma financial information of ORBCOMM.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORBCOMM Inc.

By:	/s/ Christian Le Brun
Name: Christian Le Brun Title: Executive Vice President, General Counsel and Secretary

Date: March 30, 2012